UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 4, 2021
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              Regal Rexnord Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          200 State Street, Beloit, Wisconsin 53511-6254
(Address of Principal Executive Offices, Including Zip Code)

Registrant's Telephone Number: (608) 364-8800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	RRX	New York Stock Exchange

Introductory Note

On October 7, 2021, Regal Rexnord Corporation (the “Company”) filed a Current Report on Form 8-K (the “Closing Form 8-K”) regarding, among other events, the consummation of the previously announced combination of the Company with the Process & Motion Control (“PMC”) Business of Zurn Water Solutions Corporation (formerly Rexnord Corporation) (“Zurn”) pursuant to the Agreement and Plan of Merger, dated as of February 15, 2021, by and among Zurn, Land Newco, Inc., Phoenix 2021, Inc. and the Company and the other agreements entered into in connection therewith (the “Transaction”). This Current Report on Form 8-K/A is being filed solely for the purpose of amending Items 9.01(a) and 9.01(b) of the Closing Form 8-K and should be read in conjunction with the Closing Form 8-K. The pro forma financial information included as Exhibit 99.2 to this Current Report on Form 8-K/A has been presented for illustrative purposes only as required by Form 8-K, and is not intended to, and does not purport to, represent what the Company’s actual results or financial condition would have been if the Transaction had occurred on the relevant date, and is not intended to project the future results or the financial condition that the Company may achieve following the Transaction.

Item 9.01.    Financial Statements and Exhibits.
(a)    Financial Statements of the PMC Business.

The audited Combined Balance Sheets of the PMC Business as of December 31, 2020 and March 31, 2020, the related Combined Statements of Operations, Comprehensive Income and Cash Flows for each of the nine months ended December 31, 2020 and the fiscal years ended March 31, 2020 and 2019 and the Combined Statements of Changes in Parent Equity at March 31, 2020, 2019 and 2018 and December 31, 2020, and the notes related thereto, were included in the Company’s Registration Statement on Form S-4, as amended (Registration No. 333-255982), which was declared effective by the SEC on July 20, 2021, and are incorporated herein by reference.

The unaudited interim Condensed Combined Balance Sheets of the PMC Business as of June 30, 2021, and the related Condensed Combined Statements of Operations, Comprehensive Income and Cash Flows for each of the six months ended June 30, 2021 and June 30, 2020, and related Condensed Combined Statement of Changes in Parent Equity at June 30, 2021, and the notes related thereto, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(b)    Pro Forma Financial Information.

The unaudited Pro Forma condensed combined financial information of the Company and the PMC Business for and as of the six months ended July 3, 2021 and for the fiscal year ended January 2, 2021, and the notes related thereto, are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(c)    Not Applicable

(d)    Exhibits. The following exhibits are being filed herewith:

Exhibit Index to Report on Form 8-K/A

Exhibit Number	Exhibit Description
99.1
The unaudited interim Condensed Combined Balance Sheets of the PMC Business as of June 30, 2021, and the related Condensed Combined Statements of Operations, Comprehensive Income and Cash Flows for each of the six months ended June 30, 2021 and June 30, 2020, and related Condensed Combined Statement of Changes in Parent Equity at June 30, 2021, and the notes related thereto.

99.2
The unaudited Pro Forma condensed combined financial information of the Company and the PMC Business for and as of the six months ended July 3, 2021 and for the fiscal year ended January 2, 2021, and the notes related thereto.

104.1	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL REXNORD CORPORATION

Date: December 17, 2021          By: /s/ Thomas E. Valentyn
Thomas E. Valentyn
Vice President, General Counsel and Secretary